UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2020

Trecora Resources
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-33926 (Commission File Number)	75-1256622 (IRS Employer Identification No.)

1650 Hwy 6 South, Suite 190
Sugar Land, Texas 77478
(Address of principal executive offices, including Zip Code)

(281) 980-5522
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	TREC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07   Submission of Matters to a Vote of Security Holders.

Trecora Resources (the "Company") held its 2020 Annual Meeting of Stockholders on May 19, 2020 (the “Annual Meeting”). As of the record date, March 24, 2020, there were 24,781,032 shares of common stock of the Company (“Shares”) issued and outstanding and entitled to vote at the Annual Meeting. The holders of a total of 19,461,036 Shares (78.53%) were present or represented by proxy at the Annual Meeting, thereby reaching quorum. At the Annual Meeting, our stockholders: (1) elected seven directors; (2) ratified the appointment of BKM Sowan Horan, LLP as our independent registered public accounting firm for the 2020 fiscal year; and (3) approved, by non-binding advisory vote, the compensation of our named executive officers. Set forth below are the results of these matters.

Proposal No. 1: Election of seven directors, each to serve until the 2021 annual meeting of stockholders. Our stockholders elected each of the Board’s director nominees as set forth below:

Nominees	For	Against	Abstentions	Non-Votes
Gary K. Adams	17,264,424	283,766	350,213	1,562,633
Pamela R. Butcher	16,967,637	697,813	232,953	1,562,633
Nicholas N. Carter	17,287,380	605,343	5,680	1,562,633
Adam C. Peakes	17,052,186	613,369	232,848	1,562,633
Patrick D. Quarles	17,379,584	285,866	232,953	1,562,633
Janet S. Roemer	17,411,684	253,871	232,848	1,562,633
Karen A. Twitchell	16,915,519	749,931	232,953	1,562,633

Proposal No. 2: Ratification of the appointment of BKM Sowan Horan, LLP as our independent registered public accounting firm for the 2020 fiscal year:

Votes For:	18,469,577
Votes Against:	953,086
Abstentions:	38,373

Proposal No. 3: Approval, by non-binding advisory vote, of the compensation of our named executive officers:

Votes For:	17,017,602
Votes Against:	415,885
Abstentions:	464,916
Non-Votes:	1,562,633

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
TRECORA RESOURCES

Date: May 19, 2020        By: /s/ Christopher A. Groves
Christopher A. Groves
Corporate Controller